Rule 497(e)

File Nos. 333-70963

and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated July 14, 2005 to the

May 1, 2005 Prospectus

Please note the following change to your Prospectus.

Effective July 1, 2005, the fees and expenses (and the corresponding footnotes) for AIM V.I. Core Stock Fund have changed, as follows:

Fund/Portfolio	Management	Other	Gross Total	Less	Net Total
	Fee	Expenses	Annual	Contractual	Annual
			Operating	Fee Waivers	Operating
			Expenses	and Expense	Expenses
Reimbursements

AIM V.I.

Core Stock

Fund[1,2]	0.75%	0.46%	1.21%	0.30%	0.91%

This change should be reflected under the heading “Individual Fund Annual Operating Expenses” on page 11 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this Supplement for future reference.

_________________________

1The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit state above: (i) interest; (ii) taxes, (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund’s day-to-day operations), or items designated as such by the fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees, and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through June 30, 2006.

2Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement.